SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report       January 15,1997

PBT MASTER CREDIT CARD TRUST SERIES B
(Exact name of registrant as specified
in Department of the Treasury, Internal
Revenue Service Form SS-4)

THE PRUDENTIAL BANK AND TRUST COMPANY
(Servicer of the Trust)
(Exact name as specified in Servicer's
charter)

Georgia (State or other jurisiction of
incorporation of
of Master Servicer)
33-47311
(Commission File Number of Registrant)

58-0513395
(IRS Employer Identification
Number of	Registrant)

One Ravinia Drive,  Suite 1000,
 Atlanta, Georgia 30346
(Address of principal executive
offices of
(Zip Code)
Master Servicer)

Servicer's telephone number, including
 area code
 770-604-7033



Item 5.	Other Events.

On or about January 15,1997, principal and interest in accordance with the
Pooling and Servicing Agreement dated
as ofJune 1, 1992 (the "Agreement"),
among The Prudential Bank and Trust Company, as trustee (the "Trustee"), were distributed to holders ("Certificateholders") of the 6.25% Credit Card ReceivablesCertificates evidencing undivided fractional interests in PBT
Master Credit Card Trust in accordance
with the Agreement.  A copy of
the monthly Certificateholders' Statement, as defined in the Agreement, was furnished to each Certificateholder in accordance with the
Agreement. A copy of the Monthly
Certificateholders' Statement is being filed as Exhibit 99 to this Current Report on Form 8-K.

Item 7(c).	Exhibits

Exhibit No.
99	Monthly Certificateholders Statement with
respect to the January 15,1997 distribution.



SIGNATURES


Pursuant to the requirements of the
Securities Exchange Act of 1934, the
registrant has caused this report to
be signed on its behalf by the
undersigned hereunto duly authorized.



Date:	January 15,1997

PBT MASTER CREDIT CARD TRUST SERIES B
By: THE PRUDENTIAL BANK AND TRUST COMPANY,
 as Servicer


by:
Name:   Richard C. Keene
Title:   Vice President



INDEX TO EXHIBITS

Exhibit No.	Description		        Page

99		Monthly Certificateholders 		1
		Statement with respect to the
		January 15,1997 distribution.